Exhibit 99.2

Westrock Coffee Company Announces Closing of Business Combination with Riverview Acquisition Corp. and Entry Into a New Credit Agreement

The Leading Coffee, Tea, Flavors, Extracts, and Ingredients Solutions Provider Raises Approximately $300 Million of Equity Capital and Accesses $350 Million of Debt Capital

Westrock Coffee Company Common Stock Lists Today on the Nasdaq Under the Symbol “WEST”

August 29, 2022 08:15 AM Eastern Daylight Time

LITTLE ROCK, Ark.--(BUSINESS WIRE)--Westrock Coffee Company (f/k/a Westrock Coffee Holdings, LLC) (Nasdaq: WEST) (“Westrock Coffee,” or “the Company”) today announced the closing of its business combination transaction (the “Transaction”) with Riverview Acquisition Corp. (Nasdaq: RVAC) (“RVAC” or “Riverview”). In connection with the closing of the Transaction, Westrock Coffee Holdings, LLC converted from a Delaware limited liability company to a Delaware corporation and changed its name to Westrock Coffee Company. Beginning today, the Company’s common stock and certain warrants to purchase shares of common stock will begin trading on the Nasdaq under the ticker symbols “WEST” and “WESTW,” respectively. In addition, the Company announced that it entered into a new credit agreement (the “Credit Agreement”) that includes a $175 million senior secured first lien term loan facility and a $175 million senior secured first lien revolving credit facility. Proceeds from the Transaction and Credit Agreement will be used to re-pay existing indebtedness and fund the Company’s organic and strategic growth initiatives.

Westrock Coffee’s Chief Executive Officer and Co-Founder, Scott Ford, and the current management team of Westrock Coffee will continue to lead the Company. Riverview Chairman and CEO, R. Brad Martin will join Westrock Coffee’s Board of Directors.

“This is a truly momentous day in the history of our company, as Westrock Coffee continues to supply the world’s most recognized brands with the world’s most transformative coffee, tea, flavors, extracts, and ingredients products,” said Ford. “Accessing the public markets is not only validation of the efforts of our incredible team but will also enable us to expedite our growth in the U.S. and internationally, while capitalizing on the generational shifts in consumer preferences. I am confident in Westrock Coffee’s future and proud of the team that has led us to this important moment.”

As the “brand behind the brands,” Westrock Coffee counts among its long-tenured customers blue chip market leaders across the retail, foodservice and restaurant, convenience store and travel center, non-commercial, CPG, and hospitality industries. Westrock Coffee currently provides over 20 million cups of coffee to the world daily. The Company is also the largest custom, private label coffee and tea provider to restaurants in the United States by volume and the second-largest coffee extract provider in ready-to-drink coffee.

“I have great admiration for Scott Ford and Westrock Coffee Company,” said Martin. “The Westrock Coffee team is passionate in its commitment to its farmer partners, customers, and shareholders. Westrock Coffee is exactly the type of enterprise which should be in the public markets, and I’m delighted that Riverview could help accomplish that objective. I look forward to working with the Westrock Coffee team in the months ahead.”

Members of Westrock Coffee’s leadership team will ring the opening bell at the Nasdaq stock exchange at 9:30 a.m. Eastern Time on August 31, 2022, to celebrate the successful transaction.

Stifel served as Lead Financial Advisor and Wells Fargo Securities, LLC served as Financial Advisor to Westrock Coffee. Stifel, Wells Fargo Securities, LLC, Telsey Advisory Group LLC and The Benchmark Company, LLC served as Capital Markets Advisors to Westrock Coffee. Wachtell, Lipton, Rosen & Katz served as legal counsel to Westrock Coffee.

Stephens Inc. served as Financial and Capital Markets Advisor, and Cantor Fitzgerald & Co. served as Capital Markets Advisor to Riverview. King & Spalding LLP acted as legal counsel to Riverview.

About Westrock Coffee

Westrock Coffee Company is a leading integrated coffee, tea, flavors, extracts, and ingredients solutions provider in the U.S., providing coffee sourcing, supply chain management, product development, roasting, packaging, and distribution services to the retail, foodservice and restaurant, convenience store and travel center, CPG, non-commercial and hospitality industries around the world. With offices in 10 countries, the company sources coffee and tea from 35 origin countries. For more information, visit WestrockCoffee.com.

About Riverview Acquisition Corp.

Riverview Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Management is led by Chief Executive Officer R. Brad Martin, President Charles K. Slatery, and Chief Financial Officer Will Thompson.

Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect, "should," "would," "plan," "predict,” "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the consummated transaction, the plans, objections, expectations, and intentions of Westrock Coffee and other statements that are not historical facts. These statements are based on information available to Westrock Coffee as of the date hereof and Westrock Coffee is not under any duty to update any of the forward-looking statements after the date of this communication to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the management of Westrock Coffee as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; failure to realize the anticipated benefits of the consummated transaction; risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee's business and the timing of expected business milestones; the effects of competition on Westrock Coffee's business; the ability of Westrock Coffee to issue equity or equity-linked securities or obtain debt financing in the future; and those factors discussed in Westrock Coffee’s registration statement on Form S-4, which was initially filed on April 25, 2022, and subsequently amended on June 10, 2022, July 15, 2022, August 1, 2022 and August 3, 2022, under the heading “Risk Factors”, and other documents Westrock Coffee has filed, or will file, with the United States Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Westrock Coffee does not presently know, or that Westrock Coffee currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Westrock Coffee's expectations, plans, or forecasts of future events and views as of the date of this communication. Westrock Coffee anticipates that subsequent events and developments will cause Westrock Coffee's assessments to change. However, while Westrock Coffee may elect to update these forward-looking statements at some point in the future, Westrock Coffee specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as a representation of Westrock Coffee's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:
ICR for Riverview and Westrock Coffee: Westrock@icrinc.com

Investor Relations:
ICR for Westrock Coffee: WestrockIR@icrinc.com